John Hancock Greater China Opportunities Fund

SUMMARY PROSPECTUS 3-1-15

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 888-972-8696 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 3-1-15, and most recent financial highlights information included in the shareholder report, dated 10-31-14, are incorporated by reference into this summary prospectus.

Class I: JCOIX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	Class I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management fee	1.00
Other expenses [1]	0.49
Total annual fund operating expenses	1.49
Contractual expense reimbursement [2],3	–0.15
Total annual fund operating expenses after expense reimbursements	1.34
[1]	"Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.
[2]

To the extent that expenses of the fund exceed 0.30% of average annual net assets (on an annualized basis) of the fund (fund expense limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed the fund expense limitation. Expenses means all fund-level operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) short dividend expense, and (h) advisory fees. The fund expense limitation expires on February 29, 2016, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

[3]

To the extent that expenses of Class I shares exceed 1.34% of average annual net assets (on an annualized basis) attributable to Class I shares (expense limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the expense limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The expense limitation expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming a redemption of all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I
1 year	136
3 years	456
5 years	799
10 years	1,767

John Hancock Greater China Opportunities Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 123% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in China, Hong Kong, or Taiwan (Greater China). These companies (1) have securities that are traded principally on stock exchanges in Greater China countries, (2) are organized under the laws of and conduct business in a Greater China country, or (3) derive more than half of their revenues from Greater China operations. Equity securities include common and preferred stocks and their equivalents.

The fund is non-diversified and may invest its assets in a smaller number of issuers than a diversified fund and invest more than 5% of its assets in securities of individual companies.

The subadvisor uses an active investment approach involving a blend of both quantitative and qualitative analysis to determine the best prospects for capital appreciation. Top-down macroeconomic analysis and quantitative analysis are conducted. Quantitative screening involves evaluations of financial data and factors, including, but not limited to, valuation metrics, earnings surprises, earnings growth, and price momentum. Qualitative analysis may include company visits and management interviews, assessment of market share, assessments of the competitive landscape, and assessment of industry position and trends.

The fund may invest up to 20% of its assets in securities of companies located outside of Greater China, with an emphasis on companies that are positioned to benefit from economic growth in Greater China.

The fund may participate as a purchaser in initial public offerings (IPOs) of securities. An IPO is a company's first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. A subadvisor's investment strategy may fail to produce the intended result.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the fund and/or its service providers to suffer data corruption or lose operational functionality.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions.

Foreign securities risk. As compared with U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Greater China risk. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization, or expropriation of assets. In particular, investment in Taiwan could be adversely affected by its relationship with China, and Hong Kong and Chinese markets could be hurt significantly by adverse government actions. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk. IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time, causing an increase in portfolio turnover.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Non-diversified risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer.

Sector risk. Because the fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website: jhinvestments.com/InstitutionalPerformance, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Average annual total returns. Performance of a broad-based market index is included for comparison.

After-tax returns. These reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns—Class I (%)

Best quarter: Q3 '07, 29.08%

Worst quarter: Q3 '11, –26.52%

Average annual total returns (%)	1 year	5 year	Inception
As of 12-31-14			06-09-05
Class I before tax	0.08	4.56	10.64
After tax on distributions	–2.30	4.10	9.95
After tax on distributions, with sale	2.09	3.77	8.80
MSCI Golden Dragon Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	8.06	5.68	9.26

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Portfolio management

Ronald Chan, CFA Senior Managing Director and Head of Equities, Asia Managed the fund since 2011	Kai-Kong Chay, CFA Managing Director and Senior Portfolio Manager Managed the fund since 2011

John Hancock Greater China Opportunities Fund

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2015 JOHN HANCOCK FUNDS, LLC 08ISP 3-1-15 SEC file number: 811-04630